EXHIBIT 10.3
EIGHTH AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

This EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Eighth Amendment”) is entered into effective as of May 31, 2011, among MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership, as borrower (the “Borrower”), MARTIN MIDSTREAM PARTNERS L.P., a Delaware limited partnership (the “MLP”), the Lenders (as defined below) party hereto, and ROYAL BANK OF CANADA, as administrative agent (the “Administrative Agent”) and collateral agent for the Lenders and as L/C Issuer and a Lender.

WHEREAS, the Borrower, the MLP, the Administrative Agent, and the lenders party thereto (the “Lenders”) are parties to that certain Second Amended and Restated Credit Agreement dated as of November 10, 2005, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 30, 2006, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of December 28, 2007, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of September 24, 2008, that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of December 21, 2009, that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of January 14, 2010, that certain Sixth Amendment to Second Amended and Restated Credit Agreement dated as of March 26, 2010, and that certain Waiver and Seventh Amendment to Second Amended and Restated Credit Agreement dated as of April 15, 2011 (as amended, and as further renewed, extended, amended or restated, the “Credit Agreement”);

WHEREAS, the Borrower has notified the Administrative Agent that the Borrower intends to invest up to $65,000,000 in Redbird Gas Storage LLC (“Redbird”), a newly-formed joint venture with an Affiliate of Martin Resource (the “Joint Venture Transaction”); and

WHEREAS, in connection with the Joint Venture Transaction, the Borrower has requested that the Credit Agreement be amended and modified as described herein, and the Administrative Agent and the Required Lenders are willing to permit such amendments and modifications, subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions.  Unless otherwise defined in this Eighth Amendment, terms used in this Eighth Amendment that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.  The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Eighth Amendment.

SECTION 2. Amendment to the Credit Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 3 of this Eighth Amendment, the Credit Agreement is amended as follows:

(a) Section 1.01 of the Credit Agreement (Defined Terms) is amended by inserting the following new definition of “Redbird” alphabetically to read as follows:

““Redbird” means Redbird Gas Storage LLC, a joint venture between Borrower and Martin Underground Storage, Inc., an Affiliate of Martin Resource”

(b) Clause (a)(ix)(C) of Section 7.02 of the Credit Agreement (Investments and Acquisitions) is amended by replacing “$50,000,000” therein with “$100,000,000”.

(c) Section 8.01 of the Credit Agreement (Events of Default) is amended by deleting the “or” at the end of clause (n), replacing the period at the end of clause (o) with “; or” and inserting the following thereafter:

“(p)           Redbird Change of Ownership.  Without the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed), Martin Resource or an Affiliate thereof (i) transfers its direct or indirect equity interest in Redbird to a Person who is not an Affiliate of Martin Resource or (ii) fails to control Redbird.

SECTION 3. Conditions of Effectiveness.  This Eighth Amendment shall not be effective until the date (such date, the “Eighth Amendment Effective Date”) each of the following conditions precedent has been satisfied in full:

(a) receipt by the Administrative Agent of a counterpart of this Eighth Amendment executed by each of the parties hereto (which may be by telecopy or other electronic transmission);

(b) a certificate signed by a Responsible Officer of the Borrower certifying that, at the time of and after giving effect to the Eighth Amendment, (i) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of such date (unless such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), and (ii) no Default or Event of Default has occurred and is continuing as of such date;

(c) a certificate signed by a Responsible Officer of the Borrower demonstrating compliance with Section 7.02(a)(ix) and Section 7.02(b) of the Credit Agreement;

(d) an acknowledgment of pledge executed by Redbird and, to the extent required by the limited liability company agreement of Redbird, an acknowledgment or consent to pledge executed by Martin Underground Storage, Inc.;

(e) payment of reasonable Attorney Costs of the Administrative Agent; and

(f) other documents as may be reasonably required by the Administrative Agent.

SECTION 4. Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Eighth Amendment, the Borrower represents and warrants to the Administrative Agent and to each Lender that:

(a) This Eighth Amendment, the Credit Agreement as amended hereby, and each Loan Document have been duly authorized, executed, and delivered by the Borrower and the applicable Loan Parties and constitute their legal, valid, and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors’ rights generally and to general principles of equity).

(b) The representations and warranties set forth in Article V of the Credit Agreement and in the Collateral Documents are true and correct in all material respects on and as of the Eighth Amendment Effective Date, at the time of and after giving effect to this Eighth Amendment, as if made on and as of the Eighth Amendment Effective Date except to the extent such representations and warranties relate solely to an earlier date.

(c) As of the date hereof, at the time of and after giving effect to this Eighth Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 5. Effect of Amendment.

(a)           This Eighth Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein, and (ii) shall not prejudice any right or rights which the Administrative Agent, the Collateral Agent, or the Lenders may now or hereafter have under or in connection with the Credit Agreement, as amended by this Eighth Amendment.  Except as otherwise expressly provided by this Eighth Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same.  It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Eighth Amendment and such Credit Agreement shall be read and construed as one instrument.

(b)           Each of the undersigned Guarantors is executing this Eighth Amendment in order to evidence that it hereby consents to and accepts the terms and conditions of this Eighth Amendment and the transactions contemplated thereby, agrees to be bound by the terms and conditions hereof, and ratifies and confirms that each Guaranty and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this Eighth Amendment.  The Borrower and each of the other Loan Parties hereby confirm and agree that all Liens and other security now or hereafter held by the Collateral Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid, and binding obligations of the Borrower and the Loan Parties, remain in full force and effect, are unimpaired by this Eighth Amendment, and are hereby ratified and confirmed as security for payment of the Obligations.

SECTION 6. Miscellaneous.  This Eighth Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law.  The captions in this Eighth Amendment are for convenience of reference only and shall not define or limit the provisions hereof.  This Eighth Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument.  In proving this Eighth Amendment, it shall not be necessary to produce or account for more than one such counterpart.  Delivery of an executed counterpart of this Eighth Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Eighth Amendment.

SECTION 7. Entire Agreement.  THE CREDIT AGREEMENT (AS AMENDED BY THIS EIGHTH AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

SECTION 8. Additional Further Assurances.  The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Eighth Amendment.

Remainder of Page Intentionally Blank.
Signature Pages to Follow.

H-892877.3

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

MARTIN OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership, as Borrower

By:	MARTIN OPERATING GP LLC,
its General Partner

By:	MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:           MARTIN MIDSTREAM GP LLC,
its General Partner

By:           /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

[SIGNATURE PAGE TO THE EIGHTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MARTIN MIDSTREAM PARTNERS L.P.,
a Delaware limited partnership, as a Guarantor

By:	MARTIN MIDSTREAM GP LLC,
its General Partner

By:           /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

[SIGNATURE PAGE TO THE EIGHTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MARTIN OPERATING GP LLC,
a Delaware limited liability company, as a Guarantor

By:	MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:           MARTIN MIDSTREAM GP LLC,
its General Partner

By:           /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

[SIGNATURE PAGE TO THE EIGHTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PRISM GAS SYSTEMS I, L.P., a Texas limited partnership, as a Guarantor

By:           Prism Gas Systems GP, L.L.C., its General Partner

By:           /s/ Robert D. Bondurant
Robert D. Bondurant
Treasurer

PRISM GAS SYSTEMS GP, L.L.C., as a Guarantor

By:           /s/ Robert D. Bondurant
Robert D. Bondurant
Treasurer

[SIGNATURE PAGE TO THE EIGHTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PRISM GULF COAST SYSTEMS, L.L.C., as a Guarantor

By:           /s/ Robert D. Bondurant
Robert D. Bondurant
Treasurer

[SIGNATURE PAGE TO THE EIGHTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MCLEOD GAS GATHERING AND PROCESSING
COMPANY, L.L.C., as a Guarantor

By:           /s/ Ruben S. Martin
Ruben S. Martin
Sole Manager

[SIGNATURE PAGE TO THE EIGHTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WOODLAWN PIPELINE CO., INC.,
a Texas corporation, as a Guarantor

By:           /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President

[SIGNATURE PAGE TO THE EIGHTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PRISM LIQUIDS PIPELINE, LLC,
a Texas limited liability company, as a Guarantor

By:           /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President

[SIGNATURE PAGE TO THE EIGHTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent

By:           /s/ Susan Khokher
Name:           Susan Khokher
Title:           Manager, Agency

[SIGNATURE PAGE TO THE EIGHTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as a Lender and as L/C Issuer

By:           /s/ Jason S. York
Jason S. York
Authorized Signatory

[SIGNATURE PAGE TO THE EIGHTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, N.A., as Syndication Agent and a Lender

By:           /s/ Thomas E. Stelmar, Jr.
Name:           Thomas E. Stelmar, Jr.
Title:           Vice President

[SIGNATURE PAGE TO THE EIGHTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

THE ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agent and a Lender

By:           /s/ Sanjay Remond
Name:           Sanjay Remond
Title:           Authorised Signatory

[SIGNATURE PAGE TO THE EIGHTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

REGIONS BANK, as Co-Documentation Agent and a Lender

By:           /s/ Randy Petersen
Name:           Randy Petersen
Title:           Senior Vice President

[SIGNATURE PAGE TO THE EIGHTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

UBS LOAN FINANCE, LLC, as Co-Documentation Agent and a Lender

By:           /s/ Irja R. Otsa
Name:           Irja R. Otsa
Title:           Associate Director

By:           /s/ Mary E. Evans
Name:           Mary E. Evans
Title:           Associate Director

[SIGNATURE PAGE TO THE EIGHTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

SUNTRUST BANK, as a Lender

By:           /s/ Carmen Malizia
Name:           Carmen Malizia
Title:           Vice President

[SIGNATURE PAGE TO THE EIGHTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

COMPASS BANK, as a Lender

By:           /s/ Brandon Kelley
Name:           Brandon Kelley
Title:           Senior Vice President

[SIGNATURE PAGE TO THE EIGHTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

COMERICA BANK, as a Lender

By:           /s/ Brian Enzler
Name:           Brian Enzler
Title:           Vice President

[SIGNATURE PAGE TO THE EIGHTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as a Lender

By:           /s/ David A. Batson
Name:           David A. Batson
Title:           Senior Vice President

[SIGNATURE PAGE TO THE EIGHTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CITIBANK, N.A., as a Lender

By:           /s/ Daniel A. Davis
Name:           Daniel A. Davis
Title:           Senior Vice President

[SIGNATURE PAGE TO THE EIGHTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

RAYMOND JAMES BANK, FSB, as a Lender

By:           /s/ Garrett McKinnon
Name:           Garrett McKinnon
Title:           Senior Vice President

[SIGNATURE PAGE TO THE EIGHTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:           /s/ Mark B. Grover
Name:           Mark B. Grover
Title:           Senior Vice President

[SIGNATURE PAGE TO THE EIGHTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]